Exhibit 99

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 11-K for the Luby’s Savings and Investment Plan for the year ended December 31, 2015, I, Paulette Gerukos, Plan Administrator, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 28, 2016	By:	/s/Paulette Gerukos
Paulette Gerukos
Plan Administrator
Luby’s Savings and Investment Plan